UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 6, 2006
APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND	1-13232	84-1259577

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or	File Number)	Identification No.)
organization)
4582 SOUTH ULSTER STREET PARKWAY
SUITE 1100, DENVER, CO 80237
(Address of principal executive offices)                    (Zip Code)
Registrant’s telephone number, including area code (303) 757-8101
NOT APPLICABLE
(Former name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.      Other Events
     Apartment Investment and Management Company (the “Company”) is re-issuing, in an updated format, its historical financial statements for the fiscal years ended December 31, 2005, 2004, and 2003, in connection with the requirements of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” (“SFAS 144”). SFAS 144 requires the primary assets and liabilities of the Company’s consolidated properties that are classified as held for sale to be presented separately in the Company’s consolidated balance sheets and requires the results of operations of such properties to be reported as discontinued operations in the Company’s consolidated statements of income. For each period presented in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006, the Company reported the assets, liabilities and results of operations of its consolidated properties that were sold or classified as held for sale during the first nine months of 2006 in accordance with SFAS 144. Under SEC requirements, the assets and liabilities of those properties are required to be reported as held for sale, and the results of operations of those properties are required to be reported as discontinued operations, in all previously issued financial statements presented in the Company’s most recent Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date the properties met the criteria in SFAS 144 to be reported as held for sale and discontinued operations. The adjustments to reflect the presentation of properties as held for sale and discontinued operations have no effect on the Company’s reported net income available to common stockholders or funds from operations.
     This Current Report on Form 8-K updates Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 (“Form 10-K”), to present separately the assets and liabilities of the Company’s consolidated properties that were sold or classified as held for sale prior to September 30, 2006, and to present the results of operations of those properties as discontinued operations. The updated Items 6, 7 and 8 are included in Exhibit 99.1 to this Current Report on Form 8-K. All other items of the Company’s Form 10-K remain unchanged.
ITEM 9.01.      Financial Statements and Exhibits.
(d)	Exhibits

The following exhibits are filed with this report:

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Form 10-K, Item 6. Selected Financial Data

Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Form 10-K, Item 8. Financial Statements and Supplementary Data

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
     Dated: December 6, 2006

APARTMENT INVESTMENT AND MANAGEMENT COMPANY

/s/ Thomas M. Herzog

Thomas M. Herzog
Executive Vice President and Chief Financial Officer

/s/ Robert Y. Walker IV

Robert Y. Walker IV
Executive Vice President and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Form 10-K, Item 6. Selected Financial Data

Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Form 10-K, Item 8. Financial Statements and Supplementary Data